Broker Repurchase Agreements	12 Months Ended
Dec. 31, 2011
Broker Repurchase Agreements [Abstract]
Broker Repurchase Agreements

NOTE 11 – BROKER REPURCHASE AGREEMENTS

     Broker repurchase agreements consist of one repurchase agreement totaling $3.0 million as of December 31, 2011. The borrowing carries a fixed rate of interest with a call feature. The agreement matures on January 15, 2015, and is callable by the broker quarterly after January 15, 2012. The Company prepaid another repurchase agreement in the amount of $2.0 million during December, 2011. That agreement was set to mature on January 15, 2013 and was callable by the broker quarterly, beginning January 10, 2010. Prepaying the agreement required an acceleration of interest payments of $67,318. The additional amount is included in "Interest Expense- Broker repurchase agreements" in the accompanying Consolidated Statement of Income (Loss). The agreement was prepaid to reduce capital requirements and to remove a negative impact on the Company's net interest margin in future periods. Securities with fair value of $4.1 million and amortized cost of $3.9 million collateralize the remaining agreement. During 2011 the highest balance as of any month end for broker repurchase agreements was $5.0 million and the average balance for 2011 was $4.9 million. The average rate paid on broker repurchase agreements during 2011 was 4.92%. Without the prepayment interest of $67,318 the average rate paid on broker repurchase agreements in 2011 would have been 3.54%. During 2010 the highest balance as of any month end for broker repurchase agreements was $5.0 million and the average balance for 2010 was $5.0 million. The average rate paid on broker repurchase agreements during 2010 was 3.54%.